UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 4, 2006

SUPERGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27628	91-1841574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Blvd., Suite 200
Dublin, CA 94568

(Address of principal executive offices, including zip code)

(925) 560-0100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On April 7, 2006, SuperGen, Inc. reported that it had completed its acquisition of Montigen Pharmaceuticals, Inc. Subsequently, on June 19, 2006, SuperGen amended the report to file pro forma information as well as Montigen’s financial statements for the year ended December 31, 2005.

The original report is being further amended to include additional historical financial statements of Montigen, including the balance sheets as of December 31, 2005 and 2004 and the related statements of operations, stockholders’ equity and cash flows for the years then ended and from inception on June 27, 2003 through December 31, 2005. These financial statements are filed as Exhibit 99.1.

Item 9.01.   Financial Statements and Exhibits.

(a)   Financial Statements of the Business Acquired

The audited financial statements of Montigen Pharmaceuticals, Inc., including the balance sheets as of December 31, 2005 and 2004 and the related statements of operations, stockholders’ equity and cash flows for the years then ended and from inception on June 27, 2003 through December 31, 2005, and independent auditors’ report related thereto are attached as Exhibit 99.1 hereto and incorporated in their entirety herein by reference.

(d)   Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm with respect to Montigen Pharmaceuticals, Inc.

99.1

Audited financial statements of Montigen Pharmaceuticals, Inc. as of December 31, 2005 and 2004 and the related statements of operations, statements of stockholders equity and cash flows for the years then ended and from inception on June 27, 2003 through December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERGEN, INC.

	By:	/s/ MICHAEL MOLKENTIN
Michael Molkentin
Chief Financial Officer
Date: October 4, 2006

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm with respect to Montigen Pharmaceuticals, Inc.

99.1

Audited financial statements of Montigen Pharmaceuticals, Inc. as of December 31, 2005 and 2004 and the related statements of operations, statements of stockholders equity and cash flows for the years then ended and from inception on June 27, 2003 through December 31, 2005.